THE RODNEY SQUARE
                   STRATEGIC FIXED INCOME FUND

                Supplement dated December 1, 1997
                    to the Fund's Prospectus
                       dated March 1, 1997

      Effective  January  26, 1998, The Rodney  Square  Strategic
Fixed-Income Fund (the "Fund") will:

1. eliminate sales charges on all purchases of shares of the Diversified Income Portfolio and the Municipal Income Portfolio (the "Portfolios");
2. terminate the Portfolios' Rule 12b-1 Plans and payments by the Portfolios of Rule 12b-1 fees; and
3. for Diversified Income Portfolio, a change of name to "Short/Intermediate Bond Portfolio" to better reflect the policies and holdings of the Portfolio